Pilgrim's Pride Corporation

Outstanding Customer Satisfaction…Every Day.



- NYSE – traded under PPC
- 66.5 million shares outstanding
- Market capitalization ~ $1.5 billion
- Return since 11/24/03
  - PPC - 52.2%
  - S&P - 21.6%
- LTM Ending 12/31/05
  - Sales - $5.7 billion
  - Net Income - $242.1 million
  - Adj. EBITDA* - $515.4 million


40
35
30
25
20
15
10
5
0
11/24/03
3/7/04
6/19/04
10/2/04
1/14/05
4/28/05
8/11/05
11/23/05
3/8/06
PPC

*See Appendix A for reconciliation

Pilgrim's Pride Corporation

Proven Performance, Poised for Growth

March 13-14th, 2006 Investor Presentation



O.B. Goolsby, Jr.

President, Chief Executive Officer

Management Representatives



Clint Rivers
Chief Operating Officer



Kathy Costner
Vice President, Investor Relations

Safe-Harbor Statement

Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequent reports filed with the Securities and Exchange Commission.

We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the Company and to exclude recoveries resulting from our vitamin and Methionine and other litigation, and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.

"EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

The Pilgrim's Story


CHICKS
SEED
FARMERS FEED & SEED CO


Bo Pilgrim - 1950's


Aubrey Pilgrim - 1950's

…The Story Continues Today

- Second largest chicken producer in US and Mexico
- Market capitalization ~ $1.5 billion
- Record net income of $265 million, or $3.98 per share, in FY2005
- Award-winning preferred supplier to foodservice and retail industry leaders
- Approx 45% of LTM 12/31/05 US chicken sales are higher margin value-added products
- Experienced, strong and stable management team



Proven Performance, Poised for Growth

- Capable management team
  - Business strategy
  - Clarity of vision (e.g. strategic goals)
- Capital structure
  - Strong balance sheet
    - NYSE listed (66.5 million shares)
    - Growth oriented and value-added stock
- Vertically integrated
  - Largest pure play company in poultry
  - Geographically diversified
- Driving growth in value-added prepared foods
- Adding new accounts through expanded national footprint
- Achieving additional operational efficiencies

Solid Leadership Position

U.S. Chicken Market Share %


Regional
National

	2005 RTC Pounds*	2005 RTC Market Share (%)
Tyson Foods, Inc.	150.0	21.6
Pilgrim's Pride	**113.0**	**16.3**
Gold Kist, Inc.	62.4	9.0
Perdue Farms, Inc.	40.4	5.8
Sanderson Farms, Inc.	30.4	4.4
Wayne Farms, Inc.	30.4	4.4
Mountaire Farms. Inc.	25.3	3.7
Foster Farms	17.5	2.5
All Others	31.5	10.7

** RTC Million Pounds Per Week*

Source: Watt Poultry USA January 2006

Sales by Division


Sales by Division
U.S. Chicken
Turkey
Mexico Chicken
Other US
Other Mexico
77.9%
3.6%
7.1%
11.0%
0.4%

Total Sales LTM 12/31/05:
$5,666.3 mm


U.S. Chicken Sales
Prepared Chicken
Other
Fresh Chicken
44.5%
7.4%
48.1%

Total Sales LTM 12/31/05:
$4,411.3 mm

Pilgrim's Pride Product Portfolio

Pilgrim's Pride

Pierce Chicken Wing-Zings

Pierce Chicken Wing-Dings

Chicken Smackers

Super Meaty Monster Wings

Pilgrim's Signature

EggsPlus

Pilgrim's Pride Deli

Pierce Chicken
We make Chicken easy.

Speed Grill

EatWellStayHealthy



EatWellStayHealthy
Country Pride
Breast Nuggets
Premium
EatWellStayHealthy Kids
EatWellStayHealthy

Powerful Earnings Growth Strategy

- Driving growth in value added Prepared Foods
  - Well positioned to capitalize on favorable consumption trends
  - A leading supplier to quick service restaurants
  - Expanding presence in broadline food service distribution
- Adding new accounts through expanded national footprint
  - One of only two players to service national operators
  - Platform to significantly expand retail presence
- Achieving additional operational efficiencies
- Capitalizing on increased chicken consumption in Mexico

Transformations Achieved Over Last Three Years

- Strengthened competitive position
  - Reinforced fast-growing, higher-margin product mix
  - Significantly increased size and scale
  - Enhanced technological leadership and cost-efficiencies
- Expanded and enhanced brand portfolio
  - Pierce®, Country Pride®, Easy-Entrée®,To-Ricos®, Wing-Dings®
- Broadened geographic reach
  - Complementary operations with processing facilities and distribution centers in Southeastern region of US
  - Established solid foothold in Puerto Rico, a profitable market
- Improved distribution capabilities
  - Gained established relationships with broad-line national distributors
  - Expanded customer base
  - Provided customers with access to a broader range of standard and specialty chicken products from a single source

Expanded North American Footprint



Franconia
New Oxford
Moorefield
Broadway
Oskaloosa
Salt Lake City
Sacramento
North Wilkesboro
Mayfield
Marshville
Batesville
Clinton
Chattanooga
Dalton
DeQueen
Athens, AL
Gainesville
Canton
Phoenix
El Dorado
Elberton
Mt. Pleasant
Athens, GA
Farmerville
Dallas
Arlington
Jackson
Shreveport
Enterprise
El Paso
Bossier City
Natchitoches
Waco
Nacogdoches
Lufkin
Houston
Plant City
San Antonio
Prepared Foods Processing
Chicken Processing – Fresh
Turkey Processing – Fresh
Distribution Centers
Reynosa
Monterrey
Aibonito
San Luis Potosí
Tampico
Aguascalientes
Cancún
Mérida
Puerto Vallarta
Los Cues
Guadalajara
Xalapa
Tepeji del Rio
Veracruz
Morelia
San Andrés Tuxtla
Tlalnepantla
Villahermosa
Coatzacoalcos

Successful Integration Track Record

How We Do It

- Strategic Synergy Teams
  - Joint transition team of senior executives
    - Production
    - Sales and marketing
    - Supply chain / purchasing
  - Function specific sub-teams
    - Human resources
    - Finance
    - Information technology

Proven Results

- $125 million of annualized synergies realized in FY2005
- All operations integrated on systems platform within 10 months

Outpacing Industry Growth



1 Year
5 Years
10 Years
(Growth in Ready-to-Cook Pounds)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.3%
8.0%
2.9%
23.7%
3.5%
15.8%
2005
2000-2005
1995-2005
U.S. Chicken Industry
Pilgrim's Pride

Pilgrim's Pride's successful business strategy has enabled it to dramatically outperform average industry growth levels

Source: National Chicken Council

Net Sales & Shareholder Equity Continue Upward Trend



Million $
Sales
6000
5000
4000
3000
2000
1000
0
1225
1050
875
700
525
350
175
0
Equity
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Net Sales
Stockholders Equity

Compounded Annual Growth Rates

Historical

	Thru FY2003	Thru FY2005
Sales	14.4%	16.8%
Equity	19.0%	22.3%

Strong Gross Margin Percentage of Sales

Fiscal Years Ended



17.5%
15.5%
13.5%
11.5%
9.5%
7.5%
5.5%
3.5%
1.5%
11.1%
9.7%
6.5%
7.7%
9.9%
13.2%
12.5%
2000
2001
2002
2003
2004
2005
LTM 12/31/05

Operating Income

Fiscal Years Ended
($ in millions)



430
390
350
310
270
230
190
150
110
70
30
(10)
80.5
94.5
29.9
63.6
265.3
435.8
391.0
2000
2001
2002
2003
2004
2005
LTM 12/31/05
U.S.
Mexico

Interest Expense Percentage of Sales

Fiscal Years Ended



1.7%
1.6%
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1.2%
1.4%
1.3%
1.5%
1.0%
0.9%
0.7%
2000
2001
2002
2003
2004
2005
LTM 12/31/05

Strong Balance Sheet


($ in millions)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,246
$634
$690
$923
$2,512
$595
$693
$1,224
$2,563
$699
$683
$1,181
2004
2005
1Q FY06
Assets
Short-Term Liabilities
Long-Term Liabilities
Equity

Working Capital



Fiscal Years Ended
($ in millions)
500
450
400
350
300
250
200
150
100
50
0
$125
$203
$179
$211
$384
$405
$492
$372
2000
2001
2002
2003
2004
2005
1Q 2005
1Q 2006

Robust Stock Performance Has Driven Strong Shareholder Returns

	PPC	S&P
Return Since 11/24/03:	52.2%	21.6%



40
35
30
25
20
15
10
5
0
9/30/2002
2/2/2003
6/8/2003
10/11/2003
2/14/2004
6/18/2004
10/22/2004
2/24/2005
6/30/2005
11/2/2005
3/8/2006
August 21, 2003 Combination of Class A and Class B Common Stock Announced
June 9, 2003 CAG Chicken Division Acquisition Announced
November 24, 2003 ConAgra Chicken Division Acquisition & Stock Combination Completed
CAG Stockholdings Sales: 12/7/04 - 10 Million Shares 8/3/05 - 15.4 Million Shares
PPC
CHXa
CHX

Worldwide Exports


Russia
Ukraine
Romania
Azerbaijan
Iraq
China
Taiwan
Mexico
Cuba
Angola

Represents top ten countries PPC exports leg quarters to by volume

Recent Developments in Export Market

- Export shipments
  - December export volumes 31% below prior year
  - Expected to be flat in March and up 4% for 2006
- Cold storage as of January 2006
  - Total chicken up 46% vs. January 2005
  - Total chicken up 2% vs. December 2005
  - Leg quarters up 217% vs. January 2005
  - Leg quarters down 7% vs. December 2005
- Leg quarter pricing
  - For FY2005, up 12.8% to $0.36/lb year over year
  - As of 03/09/06, down 38.7% to $0.19/lb year over year

*Source: USDA

Forecasted Expansion in Industry Exports



25
20
15
10
5
0
% broiler volume exported
1966-1975
1976-1985
1986-1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
2006E
2007E

Export expansion complements U.S. business, provides strong market for dark meat and assists in stabilizing market pricing

Source: February 15, 2006 National Chicken Council.

US Chicken Consumption Outpacing Other Proteins



CAGR
Chicken +88.1%
+2.4%
Beef (16.4%)
(0.7%)
Pork (12.7%)
(0.5%)
Turkey +58.3%
+1.7%
Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007E
Chicken
Turkey
Pork
Beef

Source: February 17, 2006 USDA/National Chicken Council

Mexico Strategy

Capitalize on significant growth opportunities through continued emphasis on:

- Being a low-cost producer
- Consolidating Marketplace
  - Since 1983, PPC market share has increased from 11% to 13%
- Strengthening presence in center of country
- Expanding distribution beyond our current capabilities in 26 out of 32 states
- Significantly improving service

Increasing Consumption in Mexico



Mexico Per Capita Consumption
(In Pounds)
90
80
70
60
50
40
30
20
10
0
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006P
2007P
2008P
2009P
2010P
5.31 % CAGR
Include US & others importation
Include US importation
6.48 % CAGR
4.68% CAGR
3.44 % CAGR

Source: UNA Bulletin April 2005

Putting Our People First

Living by the Golden Rule

- We create an environment where people are treated well and feel they are vested in our process
- We invest more in training and improving our people than anyone else in the industry
  - Reimburse continuing education for all partners
- Open door communication policy for all
- Management leads by example
- Access provided to chaplains for support

Our growth creates stability for our workforce and opportunity for advancement.

Pilgrim's Pride Corporation

Proven Performance, Poised for Growth



Clint Rivers

Chief Operating Officer

Diversified Product Offering

PILGRIM'S PRIDE

U.S. CHICKEN

Prepared Foods

- Value added, further processed chicken products, primarily sold to foodservice customers
- 45% of US Chicken Sales
- 34% of Total Sales

Fresh Chicken

- Non frozen chicken sold primarily in parts to retail and foodservice customers
- 48% of US Chicken Sales
- 38% of Total Sales

Export & Other

- Non-frozen and frozen chicken sold whole or in parts (primarily dark meat)
- 9% of US Chicken Sales
- 7% of Total Sales

U.S. TURKEY

Prepared Foods

- Value added, further processed turkey products, sold to foodservice and retail customers
- 46% of Turkey Sales
- 2% of Total Sales

Fresh Turkey

- Fresh and frozen turkey sold whole or in parts, and value-added further processed turkey products
- 51% of Turkey Sales
- 2% of Total Sales

Export and Other

- Non-frozen and frozen turkey sold whole or in parts (primarily dark meat)
- 3% of Turkey Sales
- 0% of Total Sales

MEXICO

- 2nd largest producer of chicken
- Fresh Eviscerated, Tray Pack, Rotisserie, and N.Y. dressed chicken products
- 7% of Total Sales

Percentages are for the LTM Period Ending 12/31/05

Key Operating Goals

Driving sustainable growth	Focus on value-added prepared foods that deliver higher margins and mitigate impact of volatile commodity prices
Generating improved operating efficiencies	Aggressive logistics management, raw material sourcing and increased production capacity
Maintaining leadership in consolidating industry	Continually evaluating strategic opportunities, both through organic growth and acquisition
Delivering shareholder value	Consistently growing sales, revenues, earnings and net income

Driving Sustainable Growth

- Made major consolidating acquisitions in January 2001 and November 2003
  - Acquired what were seventh largest poultry and fourth largest chicken companies, respectively, at time of transactions
- Acquisition of non-integrated prepared foods operations
  - Waco, TX plant, 1997: Increased production from 15 million pounds to 125 million pounds today
  - Bossier City, LA plant, 2006: Increased capacity utilization from approximately 60% to nearly 100%
- Continued focus on customer-driven R&D

Poultry Processing Facilities Cover Key Producing States



New Oxford
Broadway, VA
Moorefield, WV
Mayfield, KY
Chattanooga, TN
Marshville, NC
Clinton, AR
El Dorado, AR
Canton, GA
Dalton, GA
DeQueen, AR
Mt Pleasant, TX
Batesville, AR
Gainesville, GA
Dallas, TX
Athens, AL
Farmerville, LA
Athens, GA
Nacogdoches, TX
Enterprise, AL
Lufkin
Natchitoches, LA
San Luis Potosi
Queretaro
Tepeji del Rio
27 Chicken Processing
1 Turkey Processing

Prepared Foods Plants Drive Company Performance


Franconia
Dallas, TX
Mt Pleasant, TX
Farmerville, LA

9 Prepared Foods

Acquired in October of 2005:

1 Prepared Foods

North American Distribution Centers


Sacramento, CA
Salt Lake City, UT
Phoenix
El Paso
Arlington
Dallas, TX
Mt Pleasant, TX
Shreveport, LA
El Dorado, AR
Jackson, MS
Greenville, SC
San Antonio
Houston, TX
Monterrey
Tampico
San Luis Potosi
Queretaro
Guadalajara
Mexico City
Tlalnepantla
Veracruz
Merida
Cancun
Villahermosa

31 Distribution Centers

Prepared Foods Growth and Focus is Our Competitive Differentiator



($MM)
CAGR
1999 - 2003 12.6%
1999 - 2005 22.8%
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$555.8
$28.1
$527.7
$637.1
$47.7
$589.4
$735.3
$103.2
$632.1
$818.2
$158.3
$659.9
$894.3
$163.0
$731.3
$1,767.6
$213.8
$1,553.8
$1,906.3
$283.4
$1,622.9
1999
2000
2001
2002
2003
2004
2005
Foodservice
Retail

Prepared Foods Chicken Product Mix Focused on Highest-Value Products


(MM of lbs.)
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
CAGR
1999 – 2003 15.4%
1999 – 2005 21.7%
221.1
67.1
294.9
68.9
340.9
82.6
356.2
113.4
392.7
129.9
709.4
115.1
719.8
135.2
1999
2000
2001
2002
2003
2004
2005
Fully Cooked, Breaded/Marinated
IQF/Other

Prudent Management of Capital Expenditures



Fiscal Years Ended
($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$135.9
$57.9
$77.4
2000
2001
2002
2003
2004
2005
LTM 12/31/05

The Company projects FY 2006 capital expenditures of approximately $180 - 200 million

Driving Operational Excellence:

- FY 2006 Projects
  - Continue to invest in existing operating facilities to improve productivity and yield increase
    - El Dorado, AR
    - Bossier City, LA
    - Mayfield, KY
    - Marshville, NC
  - Driving variable costs lower by optimizing product throughput
  - High speed rail unloading facilities
  - Investing in productivity-enhancing technology
    - Cooking fryers and ovens
    - Freezers
    - Sizing equipment

Delivering Shareholder Value

- Operational performance has generated strong financial results
- Organic growth over the past five years has averaged 6.0% annually
- Continued focus on value-added products
  - Drives higher margin growth
  - Diminishes impact of down swings in commodity cycle
  - Increases profits
  - Presents opportunity to capture larger share of market

Significantly Enhanced US Footprint

Improved distribution capabilities

- Well-established relationships with broadline national distributors
- Direct distribution channels to retail, restaurant and foodservice customers nationwide
- One-stop source for broad range of standard and specialty chicken products
- Positioned to better meet needs of consolidating supermarket industry

Broader geographic reach for fresh chicken products

- Operating facilities and distribution centers in Southwest, Mid-Atlantic and Southeastern US
- Puerto Rico
  - Largest chicken distributor

Leading Through Innovation

Technological Advancements

- Information Technology
  - Utilize SAP for information infrastructure
    - Manufacturing data
    - Accounting data
- Production Technology
  - TSM – Breast Fillet Portioning Equipment
    - Provides improved length and width consistency vs. hand portioned fillets
  - State-of-the-art freezer – Pittsburg, TX
    - 125,000 sq ft of storage
    - Fully automated
  - Further Processing Facility – Waco, TX
    - State-of-the-art equipment

Our Unique Culture Breeds Success

- Guiding management philosophy and the way we choose to do business. CI is based on three cornerstones
  - Quality
  - Process Improvement
  - Teamwork
- Empowers partners to identify, quantify and eliminate waste by examining each and every one of their processes on a daily basis
- Creates leaders who are customer focused and manage variation within processes for maximum customer satisfaction
- Helps leaders understand and communicate to others not only the "big picture" but also how each process and every partner fits into Pilgrim's Pride as a whole

One of the most important goals of CI is to create an empowering environment where all partners can excel

Maintaining Our Leadership in a Consolidating Industry

- Well-positioned as #2 producer in industry
- A leading supplier of quick-service restaurants
- Growing presence in broadline distribution
- Strong position in retail
- Disciplined approach to strategic acquisition opportunities

Pilgrim's Pride Corporation

Outstanding Customer Satisfaction…Every Day.



Question & Answer

Investor Presentation

March 13-14th, 2006

Appendix

Pilgrim's Pride Corporation
- Reconciliation of Non-GAAP Measures and Other Computations

Appendix A
Summary Credit Ratios and Other Information

EBITDA Reconciliation of FY2005 and LTM Periods EBITDA

		FY2005		LTM* Ending 1/1/05		LTM* Ending 12/31/05
Net Income	$	264,979	$	166,564	$	242,148
Add:						
Income Tax Expense		138,544		103,273		117,167
Interest expense, net		43,932		51,909		40,156
Depreciation and amortization		134,944		117,942		135,227
Minus:						
Amortization of capitalized financing costs		2,321		2,074		2,332
EBITDA	$	580,078	$	437,614	$	532,366
Adjustments:						
Turkey Restructuring		(5,277)		64,160		(5,277)
Other Restructuring		-		7,923		-
Turkey Recall Insurance		-		(23,815)		-
Turkey Recall Effects		-		7,500		-
Vitamin, Methionine and other Litigation Settlements		(11,680)		(1,031)		(11,680)
Adjusted EBITDA	$	563,121	$	492,351	$	515,409

Debt net of Cash Reconciliation

		FY2005		FY2005q1		FY2006q1
Total Debt	$	527,466	$	534,056	$	508,516
Less Cash		132,567		171,098		170,276
Net Debt	$	394,899	$	362,958	$	338,240

*For LTM Reconciliations see Appendix B, C and D

Appendix B
Reconciliation - Adjusted LTM EBITDA

	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	LTM Ending 12/31/05
Net Income	$ 56,389	$ 85,353	$ 74,728	$ 25,678	$ 242,148
Add:					
Income Tax Expense (benefit)	34,204	38,324	34,616	10,023	117,167
Interest expense, net	9,318	12,322	10,068	8,448	40,156
Depreciation and amortization	33,777	30,421	40,681	30,348	135,227
Minus:					
Amortization of capitalized financing costs	580	590	581	581	2,332
EBITDA	$133,108	$165,830	$159,512	$73,916	$532,366
Adjustments:					
Turkey Restructuring	(4,440)	(837)	-	-	(5,277)
Other Restructuring	-	-	-	-	-
Turkey Asset Sales	-	-	-	-	-
Turkey Recall Insurance	-	-	-	-	-
Turkey Recall Effects	-	-	-	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	-	-	-	(11,680)
Adjusted EBITDA	$116,988	$164,993	$159,512	$73,916	$515,409

Appendix C
Reconciliation - Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	FY2005 Actual
Net Income	$ 48,509	$ 56,389	$ 85,353	$ 74,729	$ 264,980
Add:					
Income Tax Expense (benefit)	31,400	34,204	38,324	34,616	138,544
Interest expense, net	12,224	9,318	12,322	10,068	43,932
Depreciation and amortization	30,065	33,777	30,421	40,681	134,944
Minus:					
Amortization of capitalized financing costs	570	580	590	581	2,321
EBITDA	$121,628	$133,108	$165,830	$159,513	$580,079
Adjustments:					
Turkey Restructuring	-	(4,440)	(837)	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	-	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$164,993	$159,513	$563,122

Appendix D
Reconciliation - Adjusted LTM EBITDA

	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	1Q2005 Actual	LTM Ending 1/1/05
Net Income	$ 32,951	$ 9,814	$ 75,290	$ 48,509	$ 166,564
Add:					
Income Tax Expense (benefit)	13,594	12,263	46,016	31,400	103,273
Interest expense, net	13,524	14,690	11,471	12,224	51,909
Depreciation and amortization	33,087	29,122	25,668	30,065	117,942
Minus:					
Amortization of capitalized financing costs	421	643	440	570	2,074
EBITDA	$92,735	$65,246	$158,005	$121,628	$437,614
Adjustments:					
Turkey Restructuring	-	55,982	8,178	-	64,160
Other Restructuring	-	7,923	-	-	7,923
Turkey Recall Insurance	-	-	(23,815)	-	(23,815)
Turkey Recall Effects	7,500	-	-	-	7,500
Vitamin, Methionine and other Litigation Settlements	(1,031)	-	-	-	(1,031)
Adjusted EBITDA	$99,204	$129,151	$142,368	$121,628	$492,351